THIRD AMENDMENT TO LEASE AGREEMENT
                             BETWEEN
           PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                               AND
                      U.S.A. RADIO NETWORK


This THIRD AMENDMENT TO LEASE AGREEMENT between PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY (hereinafter referred to as Landlord) and U.S.A. RADIO NETWORK (hereinafter referred to as Tenant), dated June 7, 1994, pertains to the leased premises at 2290 Springlake, Suite 107, Dallas, Texas, consisting of approximately 22,399 square feet:

                      W I T N E S S E T H:

WHEREAS, Landlord and Tenant have entered into that certain lease agreement dated May 3, 1989, referenced herein and made a part hereof (Exhibit "A"), hereinafter called the "lease"), covering the premises described in the lease (hereinafter called the "leased premises"), the terms of such lease and extension thereof; and

WHEREAS, Landlord and Tenant wish to continue the term of the Lease under the same terms, provisions, covenants, agreements and conditions, except::

     (1) Term of Lease: The term of the lease shall be for seven (7) years, beginning July 1, 1994 and ending June
          30, 2001.

     (2)  Rental Rate:  The rental rate shall be as follows:

          Years 1 - 5 @ $6.75/SF or $12,599.44 per month.
          Years 6 - 7 @ $7.25/SF or $13,532.73 per month.

     (3)  Base Year:  The base year shall be 1994.

     (4) Taxes and Insurance: Tenant shall pay his pro rata share of increases in taxes and insurance over the base year during the term of the lease.

     (5) Common Area Maintenance: Tenant shall be his pro rata share of the common area maintenance during the term of the lease.

     (6) Finish Allowance: Landlord will provide a finish out allowance not to exceed $75,000 to be used for tenant improvements to the leased premises. All work shall be approved by Landlord.

     (7) HVAC Repairs: Landlord shall provide $6,000 for the replacement of compressors to the HVAC units in the leased premises. All other maintenance and repairs to the HVAC system are the responsibility of Tenant as outlined in Article 7.03 of the Lease.

     (8) Dead Storage Space: Landlord will allow Tenant to use approximately 1,000 square feet of warehouse space located at 2270 Springlake on a month-to-month basis. There will be no additional rent charged for this space.

     (9)  Right of First Refusal:  Landlord will grant Tenant a
          Right of First Refusal on any contiguous lease space.
          The terms and conditions of the Right of First Refusal are outlined in Section 15.17 of the Lease.

     (10) Real Estate Commission: A real estate commission of 4-1/2% of the base rental over the term of the lease shall be paid to Hay & Jones. The commission shall be paid one-half upon the execution of the Third Amendment to Lease Agreement and one-half upon lease commencement.

     (11) Water and Sewer: Tenant hereby agrees to pay its pro rata share of the monthly water and sewer service for the building located at 2290 Springlake in Farmers
          Branch, Texas.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency which is hereby acknowledged, Landlord does hereby LEASE, DEMISE, AND LET unto Tenant, and Tenant hereby takes and accepts the leased premises, and Landlord and Tenant do hereby agree to extend the Lease for seven years, unless sooner terminated as provided in the Lease.

WITNESS WHEREOF, Landlord and Tenant have executed this THIRD
AMENDMENT TO LEASE AGREEMENT as of the date first above written.

TENANT:                        LANDLORD:

U.S.A. RADIO NETWORK           PHOENIX HOME LIFE MUTUAL INSURANCE
                               COMPANY

By: /s/ Marlin Maddoux         By: /s/ Mary Ann Kennedy
    ----------------------         --------------------------------
Title: /s/ President           Title: Director - Real Estate
      --------------------           ------------------------------
             6-8-94               Phoenix Home Life Mutual Ins. Co.

COOPERATING REALTOR:

HAY & JONES INC.


By: /s/

License No. 0381246

Tax I.D. No. 75-1541148



                               -2-
Third Amendment
to Lease Agreement

               SECOND AMENDMENT TO LEASE AGREEMENT
                             BETWEEN
              PHOENIX MUTUAL LIFE INSURANCE COMPANY
                               AND
                      U.S.A. RADIO NETWORK


This Second Amendment to Lease Agreement between Phoenix Mutual Life Insurance Companv (hereinafter referred to as Landlord) and U.S.A. Radio Network (hereinafter referred to as Tenant), dated May 3, 1989, pertains to an expansion of 2290 Springlake Road, Suite 107.

(1) Tenant agrees to lease an additional 4160 square feet of expansion space from Landlord. The additional square footage is outlined on Exhibit "A" to the Second Amendment to the Lease Agreement attached hereto.

(2) Tenant is leasing the additional space on an "As Is" basis and any improvements will be at Tenant's expense. Any such improvements will be subject to Landlord's approval.

(3) The lease term for the 4160 square feet of expansion space as outlined on Exhibit "A" to the Second Amendment to the Lease Agreement shall be for thirty-eight (38) months, beginning November 1, 1991 and ending December 31, 1994.

(4) The rental rate for the 4160 square feet of expansion space as outlined on Exhibit "A" to the Second Amendment to the Lease Agreement shall be as follows:

     November, 1991 & December, 1991  @  $2.00/sq.ft or $693.33/mnth
     January, 1992 & February, 1992  @  $2.00/sq.ft. or $693.33/mnth
     March, 1992 - December, 1992  @  $4.50/sq.ft. or $1,560.00/mnth
     January, 1993 - December, 1993  @  $5.00/sq.ft. or $1,733.33/mnth
     January, 1994 - December, 1994  @  $5.50/sq.ft. or $1,906.68/mnth

(5) A real estate commission of 4-1/2% of the gross on the expansion space shall be paid to Rubenstein-Hay Commercial Realtors, Inc. The commission shall be paid one-half upon execution of the Second Amendment to Lease Agreement and one-half upon commencement. The total commission due for the expansion is $2,792.40 (4-1/2% of $62,053.32).

All other terms and conditions of the Lease Agreement dated
May 3, 1989, remain in full force and effect.

AGREED to this 29th day of October, 1991.

TENANT:                        LANDLORD:

U.S.A. RADIO NETWORK           PHOENIX HOME LIFE MUTUAL
                               INSURANCE COMPANY, a Connecticut
                               corporation

By: /s/ Marlin Maddoux         By: /s/ Terence P. O'Day
   -------------------------      -----------------------------
Title: /s/ President           Title: Managing Director
      ----------------------          -------------------------








Second Amendment to Lease Agreement

                           EXHIBIT "A"
                               TO
               SECOND AMENDMENT TO LEASE AGREEMENT
                             BETWEEN
              PHOENIX MUTUAL LIFE INSURANCE COMPANY
                               AND
                      U.S.A. RADIO NETWORK





                  [DIAGRAM OF LEASED PREMISES]









Second Amendment to Lease Agreement

               FIRST AMENDMENT TO LEASE AGREEMENT
                             BETWEEN
              PHOENIX MUTUAL LIFE INSURANCE COMPANY
                               AND
                      U.S.A. RADIO NETWORK


This First Amendment to Lease Agreement dated May 3, 1989, pertains to an expansion of 2290 Springlake Road, Suite 107.

(1) Tenant agrees to lease an additional 3239 square feet of expansion space from Landlord. The original and additional square footage are outlined on Exhibit A attached hereto and hereinafter the term demised premises shall refer to the 18,239 square feet outlined in Exhibit A to the First Amendment to Lease Agreement.

(2)  Landlord agrees to provide Tenant with a Leasehold
     Improvements Allowance for the 3239 square foot expansion space of $7.50/sq.ft. ($24,292.50).

(3) The expansion space of 3239 square feet is leased at the same per square foot rate and on the same rental schedule as agreed to in the above-referenced lease. The total leaseable square footage is 18,239 and the new base rental schedule is as follows:

       Months    1 - 4     ---------------     $5,319.71/month
       Months    5 - 12    ---------------     $10,639.42/month
       Months    13 - 24   ---------------     $11,019.40/month
       Months    25 - 36   ---------------     $11,399.38/month
       Months    37 - 48   ---------------     $11,779.35/month
       Months    49 - 60   ---------------     $12,159.33/month
(4) Notwithstanding anything to the contrary, Tenant shall commence paying rent in accordance with the rental schedule outlined in paragraph (3) above on January 1, 1990. It is agreed and understood that this commencement date shall be in effect whether or not the leasehold improvements have been completed by Tenant and whether or not Tenant has taken possession and accepted the demised premises. Tenant hereby acknowledges delivery of the demised premises by Landlord.

(5) A real estate commission of 4-1/2% of the gross rental on the expansion space shall be paid to Rubenstein-Hav
     Commercial Realtors, Inc. The commission shall be paid one-half upon execution of the First Amendment to Lease
     Agreement and one-half upon the rental commencement date
     (January 1, 1990). The total commission due for the expansion is $5,294.55 (4-1/2% of $117,656.72).

All other terms and conditions of the Lease Agreement dated May
3, 1989, remain in full force and effect.

AGREED to this 7th day of October, 1989.

TENANT:                        LANDLORD:

U.S.A. RADIO NETWORK           PHOENIX HOME LIFE MUTUAL
                               INSURANCE COMPANY, a Connecticut
                               corporation

By: /s/ Marlin Maddoux         By: /s/ Richard F. Russell
   --------------------------     ------------------------------
Title: /s/ President           Title: Second Vice President
      -----------------------        ---------------------------



First Amendment to Lease Agreement

                           EXHIBIT "A"
                               TO
               FIRST AMENDMENT TO LEASE AGREEMENT
                             BETWEEN
              PHOENIX MUTUAL LIFE INSURANCE COMPANY
                               AND
                      U.S.A. RADIO NETWORK





                  [DIAGRAM OR LEASED PREMISES]












First Amendment to Lease Agreement

                         LEASE AGREEMENT


ARTICLE ONE: BASIC TERMS

1.01 Date of Lease:       May 3, 1989


1.02 Landlord:            Phoenix Mutual Life Insurance Company
                          Address of Landlord: One American Row
                          Hartford, CT 06115

1.02 Tenant:              U.S.A. Radio Network
                          Address of Tenant:   2290 Springlake Rd.
                          Farmers Branch, TX 75229

1.04 Property (included street address, as well as legal description and approximate square footage):

     Being approximately 15,000 Square Feet of Lease Space in a building containing approximately 30,356 Square Feet. Said building is located at 2290 Springlake Road in Farmers
     Branch, Texas.

1.05 Lease Term:  Sixty (60) months  beginning on ____________
     Completion of Space       and ending on__________________.

1.06 Rent:     See "Exhibit C"      (Rent Schedule)
               Dollars ($______________) per month.

1.07 Security Deposit:  $6,811.00 (Transferred from previous
                        Lease)

1.08 Permitted Use (see Section 6.01):  Office and Broadcasting
                                        facility

1.09 Principal REALTOR(R) (If none, so state):
                          Rubenstein-Hay Commercial Realtors
                          P.O. Box 29246
                          Address: Dallas, TX  75229

1.10 Cooperating REALTOR(R) (If none, so state): none

     Address:

1.11 REALTOR'S(R) Commissions (See Article Fourteen):

     A. Commissions due to the undersigned Principal REALTOR(R) shall be calculated and paid in accordance with paragraph
        (a) or (b) or Section 14.01 (Strike out inapplicable letter).

     B. The percentage applicable in Sections 14.01 and 14.02
        shall be  six   percent (6%)

1.12 Base Year for Taxes (see Section 4.02):      1989


1.13 Party to Receive Payments from Tenant Hereunder:
                    Phoenix Mutual Life Insurance Company
                    c/o Kelley Lund
                    100 Decker Ct., Suite 180
                    Irving, Texas  75062
                    Landlord; Principal REALTOR(R) (strike one)

1.14 Daily Late Charge (See Section 3.03):
     Dollars ($____________) per day.   (See Section 15.13.)


1.15 Acceptance:

     The number of days for acceptance shall be   Five (5) days.

ARTICLE TWO:  LEASE AND LEASE TERM

 2.01. Lease of Property for Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term stated in Section 1.05. As used herein, the "Commencement Date" shall be the date specified in Section 1.05 for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

 2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the first date specified in Section 1.05 above. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of the Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Property is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the first date specified in
Section 1.05 above, Tenant may elect to
cancel this Lease by giving written notice to Landlord within ten
(10) days after the 60-day period ends. If Tenant gives such notice, the Lease shall be cancelled effective as of the date of its execution, and no party hereto shall have any obligations, one to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the Commencement Date and expiration date of the Lease.

 2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the occupancy period.

 2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by fifty percent (50%).

ARTICLE THREE - RENT AND SECURITY DEPOSIT

 3.01. Manner of Payment. All sums to become due hereunder by Tenant shall be made to the party named in Section 1.13 above, at the address stated herein for such party, unless such address is changed as provided herein. [INFORMATION DELETED]. All sums payable by Tenant hereunder, whether or not expressly denominated as rent, shall constitute rent for the purposes of section 502(b)(7) of the Bankruptcy Code.

 3.02. Time of Payment. Upon execution hereof, Tenant shall pay the rent for the first month of the Lease Term. On or before the first day of the second month of the Lease Term and of each month thereafter, a likely monthly installment shall be due and payable, in advance, without off-set, deduction or prior demand. If the Lease Term commences or ends during a calendar month, the rent for any fractional calendar month following the Commencement Date or preceding the end of the Lease Term shall be prorated by days.

 3.03. Late Charges. [INTENTIONALLY DELETED] (See Section 15.13.)

 3.04. Security Deposit. Upon execution hereof, Tenant shall deposit with the party named in Section 1.13 above a cash Security Deposit in the sum stated in Section 1.07. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten
(10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit. Upon any termination of this Lease not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund the unused portion of the Security Deposit to Tenant.

ARTICLE FOUR: TAXES

 4.01. Payment by Landlord. Landlord shall pay the real estate taxes on the Property during the Lease Term.

 4.02. Payment by Tenant. Tenant shall pay the party named in
Section 1.13 above, as additional rental, the excess, if any, of the real estate taxes for any year during the Lease Term over the real estate taxes for the base year stated in Section 1.12, Tenant shall make such payment within fifteen (12) days after receipt of a statement showing the amount and computation of such increase. Tenant shall be responsible for the pro-rata portion of such additional rental for any fractional part of a year preceding the end of the Lease Term, which prorated sum shall be due and payable upon the termination of this Lease. If the termination of this Lease occurs before the tax rate is fixed for the particular year, the proration shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation, and notwithstanding the termination of this Lease, any difference in the actual real estate taxes for such year shall be adjusted between the parties upon receipt of written evidence of the payment thereof.

 4.03. Improvements by Tenant. In the event the real estate taxes levied against the Property for the real estate tax year in which the Lease Term commences are increased as a result of any alterations, additions or improvements made by Tenant or by Landlord at the request of Tenant, Tenant shall pay to Landlord upon demand the amount of such increase. For the purposes of the calculations under Section 4.02, the amount of the real estate taxes during the real estate tax year in which the Lease Term commences shall not include any taxes resulting from any such alterations, additions or improvements made in or to the Property. Landlord shall obtain from the tax assessor assessors a written statement of the total amount of such increase.

 4.04. Joint Assessment. If the real estate taxes are assessed against the Property jointly with other property not constituting a part of the Property, the real estate taxes for such years shall be equal to the amount bearing the same proportion to the aggregate assessment that the total square feet of building area in the Property bears to the total square feet of building area included in the joint assessment.

 4.05. Personal Property Taxes. Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant, Tenant shall try to have its personal property taxed separately from the Property, but if any of Tenant's personal property is taxed with the Property, Tenant shall pay the taxes for the personal property within fifteen (15) days after Tenant receives a written statement for such personal property taxes.

ARTICLE FIVE:  INSURANCE AND INDEMNITY

 5.01. Casualty Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in such amount or percentage of replacement value as Landlord or its insurance advisor deems reasonable in relation to the age, location, type of construction and physical condition of the Property and the availability of such insurance at reasonable rates. Such policies shall provide protection against all perils included within the classification of fire and extended coverage and any other perils which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Property. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. Tenant shall not do or permit to be done anything which invalidates any such insurance policies. Any casualty insurance which may be carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance and under its sole control.

 5.02. Increase In Premiums. Tenant shall not permit any operation or activity to be conducted or storage or use of any volatile or any other materials on the Property that would cause suspension or cancellation of any fire and extended coverage insurance policy carried by Landlord, or increase the premiums therefor, without the prior written consent of Landlord. If Tenant's use and occupancy of the Property causes an increase in the premiums for any fire and extended coverage insurance policy carried by Landlord on the day before Tenant shall have first gone into possession of the Property under this Lease, Tenant shall pay, as additional rental, the amount of such increase to Landlord upon demand and possession of written evidence of the increase by Landlord.

 5.03. Liability Insurance. During the Lease Term, Tenant shall maintain a policy of comprehensive public liability insurance, at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy or maintenance of the Property. The initial amount of such insurance shall be at least $1,000,000, and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of professional insurance advisors, and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions of Section 5.04. Such policy shall contain a provision which prohibits cancellation or modification of the policy except upon thirty (30) days' prior written notice to Landlord. Tenant may discharge its obligations under this Section by naming Landlord as an additional insured under a policy of comprehensive [unreadable] insurance [unreadable] and containing the coverage and provisions described in this Section. Tenant shall deliver a copy of such policy or certificate (or a renewal thereof) to Landlord prior to the Commencement Date and prior to the expiration of any such policy during the Lease Term. If Tenant fails to maintain such policy, Landlord may elect to maintain such insurance at Tenant's expense. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant may deem necessary to protect Tenant.

 5.04. Indemnity. Landlord shall not be liable to Tenant or to Tenant's employees, agents or visitors, or to any other person whomsoever, for any injury to persons or damage to property on or about the Property or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires or any other person entering the Property under express or implied invitation of Tenant, or arising out of the use of the property by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder, and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expense or claims arising out of such damage or injury. Tenant shall not be liable for any injury or damage caused by the negligence or misconduct of Landlord, or its employees or agents, and Landlord agrees to indemnify Tenant and hold it harmless from any loss, expense or damage arising out of such damage or injury.

 5.05. Waiver of Subrogation. Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the term of this Lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Property, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as such mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

ARTICLE SIX: USE OF PROPERTY

 6.01. Permitted Use. Tenant may use the Property only for the permitted use stated in Section 1.08.

 6.02 Compliance with Law. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Property, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Property, all at Tenant's sole expense.

 6.03. Certificate of Occupancy. Tenant may, prior to the commencement of the term of this Lease, apply for a Certificate of Occupancy to be issued by the municipality in which the Property is located, but this Lease shall not be contingent upon issuance thereof. Nothing herein contained shall obligate
Landlord to install any additional electrical wiring, plumbing or plumbing fixtures which are not presently existing on the Property, or which have not been expressly agreed upon by Landlord in writing.

 6.04. Signs. Without the priors written consent of Landlord, Tenant shall not place or affix any signs or other objects upon or to the Property, including but not limited to the roof or exterior walls of the building or other improvements thereon, or paint or otherwise deface said exterior walls. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this Lease and shall repair any damage and close any holes caused or revealed by such removal.

 6.05. Utility Services. Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water and electricity used on the Property, and for all electric lights, lamps and tubes.

 6.06. Landlord's Access. Landlord and its authorized agents shall have the right, during normal business hours, to enter the Property (a) to inspect the general condition and state of repair thereof, (b) to make repairs required or permitted under this Lease, (c) to show the property to any prospective tenant or purchaser or (d) for any other reasonable purpose. During the final 150 days of the Lease Term, Landlord and its authorized agents shall have the right to erect and maintain on or about the Property customary signs advertising the Property for lease or resale.
(See Section 15.10.)

 6.07. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

 6.08. Exemptions from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising on or about the Property or upon other portions of any building of which the Property is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building of which the Property is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.08 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

ARTICLE SEVEN: MAINTENANCE, REPAIRS AND ALTERATIONS

 7.01. Acceptance of Premises. Tenant acknowledges that it has fully inspected the Property and accepts the Property in its condition as of the execution of this Lease as suitable for the purposes for which it is leased. Tenant acknowledges that, except as stated in the following sentence, neither Landlord nor an agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Landlord represents that on the Commencement Date, the plumbing, electrical system and exterior doors, and any fire protection sprinkler system, heating system, air conditioning equipment and elevators existing on the date of this Lease, are or will be in good operating condition.

 7.02. Landlord's Obligation to Repair. Subject to the provisions of Article Eight (Damage or Destruction) and Article Nine (Condemnation) and except for damage caused by any act or omission of Tenant, Landlord shall keep the foundation, roof and the structural portions of exterior walls of the improvements of the Property in good order, condition and repair. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. In addition, Landlord shall not be obligated to make any repairs under this Section until a reasonable time after receipt of written notice from Tenant of the need of such repairs. If any repairs are required to be made by Landlord, Tenant shall, at Tenant's sole cost and expense, promptly remove Tenant's fixtures, inventory, equipment and other Property, to the extent required to enable Landlord to make such repairs. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease because of the condition of the Property.

 7.03. Tenant's Obligation to Repair. Subject to the provisions of the last sentence of Section 7.01, the preceding Section 7.02, Article Eight (Damage or Destruction) and Article Nine (Condemnation) Tenant shall, at all times, keep that portion of the Property not required to be maintained by Landlord in good order, condition and repair, including but not limited to repairs (including all necessary replacements) of the windows, plate glass, doors, hearing system, air conditioning equipment, fire protection sprinkler system, elevators, interior and exterior plumbing and the interior of the building in general. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of exterior walls caused by Tenant's acts or omissions. If Tenant fails to maintain and repair the property as required by this Section, Landlord may, on ten (10) days' prior written notice, enter the Property and perform such maintenance or repair on behalf of Tenant, except that no notice shall be required in case of emergency, and Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand. (See Section 15.11.)

 7.04. Alterations, Additions and Improvements. Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the Property without the prior written consent of Landlord. Consent for nonstructural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. At the expiration or termination of this Lease, Tenant shall, subject to the restrictions of Section 7.05 below, have the right to remove such items so installed by it, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused by installation or removal thereof. Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the Property and shall not permit a mechanic's or materialman's lien to be asserted against the Property. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements.

ARTICLE EIGHT:  DAMAGES OR DESTRUCTION

 8.01. Notice. If the building or other improvements situated on the Property should be damaged or destroyed by fire, tornado or other casualty, Tenant shall immediately give written notice thereof to Landlord.

 8.02. Partial Damage. If the building or other improvements situated on the Property should be damaged by fire, tornado or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within 120 days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall not terminate, but Landlord shall, at its sole cost and risk, proceed forthwith and use reasonable diligence to rebuild or repair such building and other improvements on the Property (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Property) to substantially the condition in which they existed prior to such damage; provided, however, if the casualty occurs during the final 18 months of the Lease Term. Landlord shall not be required to rebuild or repair such damage unless Tenant shall exercise its renewal option (if any is contained herein) within fifteen (15) days after the date of receipt by Landlord of the notification of the occurrence of the damage. If Tenant does not elect to exercise its renewal option or if there is no renewal option contained herein or previously unexercised at such time, this Lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this Lease, effective from the date of actual receipt by Landlord of the written notification of the damage. If the building and other improvements are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be adjusted equitably.

 8.03. Substantial or Total Destruction. If the building or other improvements situated on the Property should be substantially or totally destroyed by fire, tornado or other casualty, or so damaged that rebuilding or repairs cannot reasonably be completed within 120 days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this Lease, effective from the date of receipt by Landlord of such written notification. If this Lease is not terminated, the building and the improvements shall be rebuilt or repaired and rent abated to the extent provided under Section 8.02.

ARTICLE NINE:  CONDEMNATION

 If, during the term of this Lease or any extension or renewal thereof, all or a substantial part of the Property should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective from the date of taking of the Property by the condemning authority. If less than a substantial part of the demised premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemning authority under threat of condemnation. Landlord, at its option, may by written notice terminate this Lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Property) situated on the Property in order to make the same reasonably tenantable and suitable for the use for which the Property is leased as defined in Section 6.01. The rent payable hereunder during the unexpired portion of this Lease shall be adjusted equitably. Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this Lease shall not affect the rights of the respective parties to such awards.

ARTICLE TEN:  ASSIGNMENT AND SUBLETTING

 Tenant shall not, without the prior written consent of Landlord, assign this Lease or sublet the Property or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this Lease, including the provisions of
Section 6.01 pertaining to the use of the Property. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this Lease. Tenant shall not assign its rights hereunder or sublet the Property without first obtaining a written agreement from the assignee or sublessee whereby the assignee or sublessee agrees to be bound by the terms of this Lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the Property is assigned or sublet, Landlord, in addition to any other remedies provided herein or by law, may at Landlord's option, collect directly from such assignee or subtenant all rents becoming due under such assignment or subletting and apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder.

ARTICLE ELEVEN:  DEFAULT AND REMEDIES

 11.01. Default. The following events shall be deemed to be events of default under this Lease:
     (a) Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of ten (10) days.
     (b) Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of tent or other sum of money, and such failure shall not be cured within thirty
(30) days after written notice thereof to Tenant;
     (c) Tenant or any guarantor of Tenant's obligation hereunder shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors.
     (d) Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property.
     (e) Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and Tenant (i) fails to obtain a dismissal of such case, proceeding, or other action within sixty (60) days of its commencement or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter or (iii) is the subject of an Order of Relief which is not fully stayed within seven business days after the entry thereof.
     (f) Abandonment by Tenant of any substantial portion of the Property or cessation of the use of the Property for the purpose leased.

 11.02. Remedies. Upon the occurrence of any of the events of default listed in Section 11.01., Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:
     (a) Terminate this Lease, in which event Tenant shall immediately surrender the Property to Landlord. If Tenant fails to so surrender such premises, Landlord may, without prejudice to any other remedy which it may have for possession of the Property or arrearages in rent, enter upon and take possession of the Property and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Property on satisfactory terms or otherwise:
     (b) Enter upon and take possession of the Property, by force if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the Property and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the brokerage commission, attorneys' fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting;
     (c) Enter upon the Property, by force, if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of twelve percent (12%) per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.
 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, conditions and covenants herein contained.

 11.03 Notice of Default. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

 11.04 Limitation of Landlord's Liability. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

ARTICLE TWELVE: LANDLORD'S LIEN

 In addition to the statutory Landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all rent and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated in or upon the Property, together with the proceeds from the sale or lease thereof. Such property shall not be removed without the consent of Landlord until all arrearages in rent and other sums of money then due to Landlord hereunder shall first have been paid and discharged. Upon the occurrence of an event of default, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Property and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the Property without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of such sale shall be deemed sufficient if given in the manner prescribed in this Lease at least ten (10) days before the time of the sale. Any public sale made under this Article shall be deemed to have been conducted in a commercially reasonable manner if held on the Property or where the property is located, after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in Dallas County, Texas, for five consecutive days before the date of the sale. Landlord or its assigns may purchase at a public sale and, unless prohibited by law, at a private sale. The proceeds from any disposition dealt with in this Article, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto.

ARTICLE THIRTEEN:  PROTECTION OF LENDERS

 13.01. Subordination. Landlord shall have the right to subordinate this Lease to any ground Lease, deed of trust or mortgage encumbering the Property, and advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

 13.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

 13.03. Signing of Documents. Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten 910) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

 13.04.  Estoppel Certificates.
     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base rent and other charges and the time period covered by such payment: and (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant shall deliver such statement to Landlord within ten 910) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.
     (b) If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts; (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be stopped from denying the truth of such facts.

 13.05. Tenant's Financial Condition. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

ARTICLE FOURTEEN:  REALTORS" COMMISSIONS

 14.01 Amount and Manner of Payment of Commissions. Commissions due to the undersigned principal REALTOR(R) shall be calculated and paid as follows:

     (a)  [INTENTIONALLY DELETED]

     (b) Landlord agrees to pay to the undersigned Principal Realtorr a commission for negotiating this Lease equal to the percentage stated in Section 1.11B of the total rent to become due to Landlord during the term of this Lease. [INFORMATION DELETED "See Brokers Registration & Commission Schedule."

 14.02  [INTENTIONALLY DELETED]

 14.03  [INTENTIONALLY DELETED]

 14.04  [INTENTIONALLY DELETED]

 14.05  [INTENTIONALLY DELETED]

 14.06  [INTENTIONALLY DELETED]

ARTICLE FIFTEEN:  MISCELLANEOUS

 15.01. Force Majeure. In the event performance by Landlord of any term, condition or covenant in this Lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor, restrictions by any governmental authority, civil riot, flood, or any other cause not within the control of Landlord, the period for performance of such term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or hindered.

 15.02 Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease.
Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. For convenience, each party hereto is referred to in the neuter gender, but the masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

 15.03. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provisions of this lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord for enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

  15.04. Severability. A determination by a court of competent jurisdiction that any provision o this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

 15.05.  Joint and Several Liability.  All parties signing this
Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

 15.06. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

 15.07. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage pre-paid, registered or certified mail, return receipt requested, addressed as stated herein. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that, upon tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to any other party hereto shall be delivered to the address specified in Article One as the address for such party. Any party hereto may change its notice address upon written notice to the other parties.

 15.08. Attorneys' Fees. If on account of any breach or default by any party hereto in its obligations to any other party hereto (including but not limited to the Principal REALTOR(R)), it shall become necessary for the non-defaulting party to employ an attorney to enforce or defend any of its rights or remedies hereunder, the defaulting party agrees to pay the non-defaulting party its reasonable attorneys' fees, whether or not suit is instituted in connection therewith.

 15.09 Insurance. Tenant shall pay to the Landlord the amount by which premiums for fire and general liability insurance with all its endorsements payable with respect to the demised premises exceed the amount of such premiums payable during the year 1989. Tenant's share of said increased premium shall be computed on the ratio which the total floor area of the Lease Space bears to the total floor area of all rentable space in the building of which the demised premises form a part. For the purpose of calculating Tenant's apportioned share for a fractional year each day of Tenant's occupancy shall be regarded as one three hundred sixty fifth of a full year's share and Tenant shall be considered as in "occupancy" during the full period of the lease term falling within such fractional calendar year.

 15.10 Right of Entry. The Landlord and its authorized agents shall have the right to enter the lease Space at any time in the event of an emergency.

 15.11. Common Area Maintenance. Tenant agrees to pay the Landlord on a monthly basis his pro rata share of the common area maintenance and upkeep. These costs include, but are not limited to parking lot maintenance (excluding replacement), lawn maintenance, landscape maintenance, exterior maintenance (only when it relates to the entire building), cost of maintaining common area lighting, and cost of water for landscape.

 15.12. Water and Sewer. Tenant hereby agrees to pay its pro rata share of the monthly water and sewer service for the building located at 2290 Springlake in Farmers Branch.

 15.13. Late Charge. As per this lease, all rentals will be due and payable on the first day of each month. Should Landlord not receive Tenant's rent within ten (10) days of the due date, a service charge of 5% of he monthly rental rate, will be added to the rental for that month and each succeeding month that said rental is not paid when due.

 15.14. SIGNAGE. All signs must be approved in writing by the landlord.

 15.15. Parking. Tenant agrees not to abuse the parking rights as provided by the building. Additionally, the parking of cars of Tenant's personnel will not interfere with the operation of the other tenants in this building.

 15.16.  Building Rules and Regulations.  See Exhibit A.

 15.17. Right of First Offer. Tenant shall have the option to add space, as hereinafter defined, to the Lease Space defined in
Section 1.04. of this Lease upon the terms hereinafter set forth; provided, however, that said Option shall exist only if at the time of Tenant's exercise of said Option and at the time of commencement of Tenant's lease of the Option Space, (i) Tenant shall not be default under any terms of this Lease; (ii) Tenant shall not have assigned the Lease, except as expressly permitted by Article Ten of the Lease; (iii) Tenant shall occupy all of the Lease Space defined in Section 1.04.

 Once during the term of this Lease, Landlord shall by written notice ("Offer Notice") offer to Tenant the option to add to the Lease Space any portion of contiguous space ("Option Space"), as defined in Exhibit D of this Lease, at a rental rate which shall be reasonably determined by Landlord to be fair market value, provided that said Option Space is greater than or equal to 3,000 rentable square feet, for a period commencing on a date to be designated by Landlord in the Offer Notice (the "Option Commencement Date"), and continuing for the balance of the term. Said Option Commencement Date shall not be less than thirty (30) days nor more than sixty (60) after the date of the

Offer Notice. Tenant shall notify Landlord of its election to exercise said Option by written notice given by Tenant to Landlord not later than ten (10) days after the date Tenant receives the Offer Notice.

 If said Option is exercised by Tenant, from and after the Option Commencement Date, the Option Space shall be subject to all the provisions of this Lease with exception to the rental rates referenced in Section 1.06. and Exhibit C. In the event that Tenant does not elect to exercise its option to lease the Option Space within the ten (10) day period set forth above, Tenant shall have no further right to lease the Option Space.

15.18. Exhibits. See Exhibits "A", "B", "C" and "D" attached hereto and made apart thereof.

15.19 Emergency Electrical Generator. Landlord will allow Tenant to install an emergency electrical generator. Plants for the installation will be submitted by Tenant to Landlord and re subject to Landlord's approval, which is not to be unreasonably withheld. Tenant agrees to remove said emergency electrical generator prior to its vacancy of the Lease Space. Tenant agrees to hold Landlord harmless, for any occurrence that may result from the installation, use, maintenance, or removal of said electrical generator.

15.20. Rental Prior to Completion of Leasehold Improvements. Landlord agrees to allow Tenant to remain in existing Suite of said building at a monthly rental of $4,354.00 beginning with a June 1, 1989 payment and continuing until the completion of the leasehold Improvements referenced in "Exhibit B" of this Lease. Leasehold Improvements shall be deemed to be completed at the time of Landlord's receipt of a Certificate of Occupancy for said Lease Space.

15.21. Registration and Commission Agreement. See registration and commission agreement attached hereto and made a part hereof.

 Executed in two or more counterparts on the day and year first above written.

TENANT:                            LANDLORD:
U.S.A. RADIO NETWORK               PHOENIX MUTUAL LIFE INSURANCE
                                   COMPANY, a Connecticut
                                   corporation

By: /s/ Marlin Maddoux             By: /s/ Richard F. Russell
    ----------------------------         ------------------------
---

Title: /s/ President               Title: Second Vice President
      ---------------------------        -----------------------
          5-18-89




Broker letter from Tenant attached hereto and made a part hereof.

                                /s/ M.M.

                           EXHIBIT "A"

                 BUILDING RULES AND REGULATIONS

1. Landlord agrees to furnish Tenant two (2) keys without charge. Additional keys will be furnished at a nominal charge.

2. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the premises for Tenant, to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of telephones, telegraph equipment, electrical devises and attachments and installations of any nature effecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the building.

3. No tenant shall at any time occupy any part of the Building as sleeping or lodging quarters.

4. Tenant shall not place, install or operate on demised premises or in any part of Building, any engine, stove or machinery or conduct mechanical operations or cook thereon or therein or place or use in or about premises any explosives, gasoline, kerosene, oil, acids, caustics or any other inflammable, explosive or hazardous material without prior written consent of Landlord.

5. Landlord will not be responsible for lost or stolen personal property, equipment, money or jewelry from Tenant's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

6. No birds, fowl or animals shall be brought into or kept in or about the building.

7. Landlord will not permit entrance to Tenants' offices by use of pass key controlled by Landlord to any person at any time without written permission by Tenant, except employees, contractors or service personnel directly supervised or employed by Landlord.
8. None of the entries, passages, doors, hallways or stairways shall be blocked or obstructed or any rubbish, litter, trash or material of any nature placed, emptied or thrown into these areas, or such areas be used at any time except for access or egress by Tenant, Tenant's agent, employees or invitees.

9. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed and any damage resulting to them from misuse, or the defacing or injury of any part of the building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise.

10. No person shall disturb the occupants of the Building by the use of any musical instruments, the making of unseemly noises or other unreasonable use.

11. Nothing shall be thrown out of the windows of the Building or down the stairways or other passages.

12. Tenant shall not store any materials, equipment, products, etc. outside the leased premises as shown on the plat(s) attached hereto.

13. Tenant shall not erect any sign or other insignia upon any part of the Building or other portion of the leased premises without the prior written consent of the Landlord.

14. Tenant shall comply with all local and federal codes and ordinances. In the event of fire or code problems, Tenant shall comply with said requirements.

15. Tenant shall at least on an annual basis have the hearing, ventilation, and/or air conditioning system(s) completely checked out and repaired if necessary. Additionally, the Tenant shall have the filters on said system(s) changed at least on a quarterly basis.

16.  Tenant will provide for his own trash pick-up and removal.

17. The Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its Tenants, their agents, employees and invitees, which rules when made and notice thereof given to a Tenant shall be binding upon Tenant in like manner as if originally herein prescribed. In the event of any conflict, inconsistency, or other difference between the terms and provisions of these Rules and Regulations, as now or thereafter in effect and the terms and provisions of any lease now or hereafter in effect between Landlord and any Tenant in the Building, Landlord shall have the sole option to relay either on the term or provision in such lease or such Rules and Regulations.

                            EXHIBIT B

                     LEASEHOLD IMPROVEMENTS

Attached and made part of the Lease Agreement between Phoenix
Mutual Life Insurance Company and U.S.A. Radio Network dated May
3, 1989.

Landlord agrees to provide Tenant with a Leasehold Improvements Allowance up to $150,000.00 (One Hundred Fifty Thousand and no/100 dollars) for any expenses, including but not limited to, the design and construction of Leasehold Improvements to the Lease Space referenced in Section 1.04. of the Lease. Any costs or expenses that exceed the Leasehold Improvement Allowance shall be paid by the Tenant. All phases of the planning and construction of the above referenced Leasehold Improvements shall be coordinated by the Landlord.

                Plans for Leasehold Improvements

a. Preparation. Tenant shall cooperate with Landlord's architect (including attending meetings as the architect deems necessary) in the preparation of plans ("Plans") for the Leasehold Improvements which shall include but not be limited to Location of doors, partitioning, reflected ceiling, electrical fixtures, outlets and switches, telephone outlets, plumbing fixtures, extraordinary floor loads and other special requirements.

b. Approval. Within ten (10) business days after receiving the proposed Plans from Landlord, Tenant shall either approve or disapprove them in writing. The date of Tenant's approval shall be deemed to be the Plan Approval Date. Tenant's failure to do so shall be deemed disapproval. In the event of a disapproval, Tenant shall be liable for any delay and increased cost incurred in completing the Leasehold Improvements.

c. Working Drawings. After Tenant approves the Plans, Landlord shall have prepared by its architect or engineer working drawings from the Leasehold Improvements.

d. Regulations. The Plans shall not be in conflict with any applicable building codes or other governmental regulations or with insurance regulations. The Plans and working drawings shall be in a form satisfactory to the governmental entities which will issue permits necessary for construction.

                            EXHIBIT C

                          RENT SCHEDULE

Attached and made part of the Lease Agreement between Phoenix
Mutual Life Insurance Company and U.S.A. Radio Network dated May
3, 1989.

The Base Rent shall be:

     Months 1 -  4    ...................    $4,375.00 per Month
     Months 5 - 12    ...................    $8,750.00 per Month
     Months 13 - 24   ...................    $9,062.50 per Month
     Months 25 - 36   ...................    $9,375.00 per Month
     Months 37 - 48   ....................   $9,687.50 per Month
     Months 49 - 60   ...................   $10,000.50 per Month

Gross Base Rent for the term of the lease  ...........$545,000.00

                            EXHIBIT D

Attached and made part of the Lease Agreement between Phoenix
Mutual Life Insurance Company and U.S.A. Radio Network dated May
3, 1989.











                  [DIAGRAM OF LEASED PREMISES]

USA                                                  May 19, 1989
Radio Network


Phoenix Mutual Life Insuance Company
One American Row
Hartford, Connecticut  06115

Gentlemen:

The Undersigned hereby appoints Rubenstein-Hay Commercial Realtors, Inc./William G. Jones to continue in it's role as our Exclusive Agent and to represent U.S.A. RADIO NETWORK and/or INTERNATIONAL CHRISTIAN MEDIA in the expansion and/or renewal of the Lease Agreement between Phoenix Mutual Life Insurance Company as Landlord and U.S.A. Radio Network/International Christian Media as Tenant.

This letter shall be incorporated into our Lease Agreement as a term and condition thereof.


                                   Sincerely,

                                   /s/ Marlin Maddoux

                                   Marlin Maddoux
                                   President